UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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PMC-SIERRA, INC.

3975 Freedom Circle
Santa Clara, California 95054
(408) 239-8000

Notice of Annual Meeting of Stockholders

TIME	9:00 a.m. on May 14, 2004

PLACE	San Mateo Marriott Hotel 1770 South Amphlett Boulevard San Mateo, California 94402

ITEMS OF BUSINESS

(1)     To elect directors to serve until PMC’s 2005 Annual Meeting of Stockholders.  The nominees for the Board of Directors are Robert Bailey, Alexandre Balkanski, Richard Belluzzo, James Diller, Jonathan Judge, William Kurtz, Frank Marshall and Lewis Wilks.

(2) To ratify the appointment of Deloitte & Touche LLP as PMC’s independent auditors.

(3) To consider such other business as may properly come before the annual meeting.

RECORD DATE	You are entitled to vote if you were a stockholder at the close of business on March 15, 2004.

ANNUAL MEETING ADMISSION	All PMC stockholders are cordially invited to attend the annual meeting in person. The annual meeting will begin promptly at 9:00 a.m.

VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions.  For specific instructions on voting, please refer to the instructions on the proxy card.

/s/ Robert Bailey
President and Chief Executive Officer

This proxy statement and accompanying proxy card are being distributed on or about April 19, 2004.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

PMC’s bylaws currently provide for a board of seven directors.  Before the annual meeting, the Board intends to amend the bylaws to provide for eight directors and to appoint Jonathan Judge as a director.  PMC proposes to elect eight directors at the annual meeting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees of the Board named below.  If for any reason Mr. Judge does not join the Board, PMC will seek an alternative nominee for election.  If no nominee is found, the bylaws will be amended to provide for seven directors.

If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy.  PMC does not expect that any nominee will be unable or will decline to serve as a director.  The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director’s successor has been elected.  The table below sets forth information about each nominee as of March 31, 2004.

Recommendation

PMC’s Board of Directors recommends a vote FOR the nominees listed below:

Name of Nominee	Age	Principal Occupation	Director Since
Robert Bailey	46	President and Chief Executive Officer, PMC	1996
Alexandre Balkanski	43	General Partner, Benchmark Capital	1993
Richard Belluzzo	50	Chief Executive Officer, Quantum Corporation	2003
James Diller	68	Retired	1983
Jonathan Judge	50	Retired	—
William Kurtz	46	Senior Vice President and Chief Financial Officer, LSI Logic Storage Systems, Inc.	2003
Frank Marshall	57	Private Investor and Management Consultant	1996
Lewis Wilks	50	Management Consultant	2001

Robert Bailey

Mr. Bailey has been a director of PMC since October 1996.  Mr. Bailey has served as PMC’s President and Chief Executive Officer since July 1997.  He also served as Chairman of the Board of Directors from February 2000 until February 2003.  Mr. Bailey served as President, Chief Executive Officer and director of PMC-Sierra, Ltd., PMC’s Canadian operating subsidiary (“LTD”) since December 1993.  Mr. Bailey was employed by AT&T-Microelectronics (now known as Agere Systems) from August 1989 to November 1993, where he served as Vice President and General Manager, and at Texas Instruments in various management positions from June 1979 to August 1989.

Alexandre Balkanski

Dr. Balkanski has been a director of PMC since August 1993 and was appointed Chairman of the Board of Directors in February 2003.  Since May 2000, Dr. Balkanski has been a General Partner at Benchmark Capital, a venture capital fund management company.  In July 1988, Dr. Balkanski co-founded C-Cube Microsystems, Inc., a developer of integrated circuits and software.  Dr. Balkanski held a variety of senior management positions with C-Cube, and served as its President and Chief Executive Officer until May 2000.

Richard Belluzzo

Mr. Belluzzo has been a director of PMC since June 2003.  He has served as Chief Executive Officer of Quantum Corporation since September 2002.  From September 1999 to May 2002, Mr. Belluzzo held senior management positions with Microsoft Corp., most recently President and Chief Operating Officer.  From January 1998 to September 1999, Mr. Belluzzo was Chief Executive Officer of Silicon Graphics Inc.  From 1975 to January 1998, Mr. Belluzzo was with Hewlett-Packard Co., most recently as Executive Vice President of the printer business.  Mr. Belluzzo is also a director of Specialty Laboratories, Inc. and Quantum Corporation.

James Diller

Mr. Diller, a founder of PMC, was PMC’s Chief Executive Officer from 1983 to July 1997 and President from 1983 to July 1993.  Mr. Diller has been a director of PMC since its formation in 1983.  Mr. Diller was Chairman of PMC’s Board of Directors from July 1993 until February 2000, when he became Vice Chairman.  He is also a director of Intersil Corporation.

Jonathan Judge

PMC expects to appoint Mr. Judge to PMC’s Board of Directors prior to the annual meeting.  Mr. Judge served as President and Chief Executive Officer of Crystal Decisions, Inc. from October 2002 and director from November 2002 until the merger of Crystal Decisions with Business Objects S.A. in December 2003.  He is currently evaluating several business opportunities.  From 1976 until he joined Crystal Decisions, Mr. Judge was employed by International Business Machines Corporation where he held several senior management positions, most recently as general manager of IBM’s personal computing division.   Mr. Judge was also a member of IBM’s Worldwide Management Committee from 1999 until he retired in 2002.

William Kurtz

Mr. Kurtz has been a director of PMC since April 2003.  Since March 2004, Mr. Kurtz has served as Senior Vice President and Chief Financial Officer of LSI Logic Storage Systems, Inc (a subsidiary of LSI Logic Corporation), a company that designs and manufactures high-performance modular enterprise storage systems.  From July 2001 to February 2004, Mr. Kurtz served as Chief Operating Officer and Chief Financial Officer of 3PARdata, Inc., a privately held data storage company.  From August 1998 to June 2001, Mr. Kurtz served as Executive Vice President and Chief Financial Officer of Scient Corporation, a provider of professional services.  From July 1983 to August 1998, Mr. Kurtz served in various capacities at AT&T including Vice President of Cost Management and Chief Financial Officer of AT&T’s Business Markets Division.  Prior to joining AT&T, he worked at Price Waterhouse, now PricewaterhouseCoopers LLP.  Mr. Kurtz is a certified public accountant.  He is also a director of Redback Networks, Inc.

Frank Marshall

Mr. Marshall has been a director of PMC since April 1996.  He is a private investor and management consultant to early stage high technology companies.  Mr. Marshall currently serves as Chairman of the Board for Netscreen Technologies, Inc.  He served as interim Chief Executive Officer of Covad Communications Group from November 2000 until July 2001.  From July 1995 to October 1997, Mr. Marshall was Vice President and General Manager, Core Products Business Unit of Cisco Systems, Inc.  From April 1992 to July 1995, Mr. Marshall was Vice President of Engineering for Cisco Systems, Inc.

Lewis Wilks

Mr. Wilks has been a director of PMC since August 2001.  Since September 2001, he has been a management consultant and advisor.  From October 2000 to September 2001, Mr. Wilks served as Executive Vice President, Internet Business Development and Chief Strategy Officer of Qwest Communications International, Inc., a telecommunications company.  From February 1998 to October 2000, Mr. Wilks served as President, Internet and Multimedia Markets of Qwest Communications and from October 1997 to February 1998, he served as President, Business Markets of Qwest Communications.  From June 1996 to September 1997, Mr. Wilks served as President of GTE Communications.

Vote Required

The eight nominees for director receiving the highest number of affirmative votes of shares entitled to be voted for them shall be elected as directors.  Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

BOARD STRUCTURE

Board Independence

The Board has determined that all of the nominees, except Mr. Bailey, satisfy the definition of independent director as established in Nasdaq listing standards.  The Board has determined that each of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee satisfies the definition of independent director as established in Nasdaq listing standards.

Meetings

During the 2003 fiscal year, the Board held six meetings.  Each director attended at least 75% of all Board and applicable committee meetings, except for Mr. Belluzzo, who attended one of the two board and committee meetings held after his appointment to the Board.  Directors are encouraged to attend annual meetings of PMC stockholders.  One director attended the last annual meeting of stockholders.

Audit Committee

The Audit Committee consists of Mr. Belluzzo, Mr. Kurtz (Chair) and Mr. Wilks and held seven meetings in the 2003 fiscal year.  PMC expects to appoint Jonathan Judge to the Audit Committee prior to the annual meeting. The Board has determined that Mr. Kurtz is qualified as an “audit committee financial expert.”  Dr. Balkanski served on the Audit Committee until July 2003 when Mr. Belluzzo joined the committee.

The Audit Committee appoints, compensates and oversees the independent auditors.  The Audit Committee approves the independent auditor’s fees and pre-approves any audit and non-audit services to be provided by the independent auditors.  The Audit Committee also monitors the independence of the auditors.

The Audit Committee meets independently with PMC’s independent auditors and senior management to review the general scope of PMC’s accounting, financial reporting, annual audit and internal audit programs, matters relating to internal control systems and results of the annual audit.

The Audit Committee reviews and approves any proposed transactions between PMC and officers and directors or their affiliates.  The Audit Committee also constitutes PMC’s Qualified Legal Compliance Committee in accordance with SEC regulations, to review any reports from PMC’s counsel of material violations of laws.  The committee’s charter is included as Appendix A.

Compensation Committee

The Compensation Committee consists of Mr. Diller and Mr. Wilks and held four meetings in the 2003 fiscal year.  Dr. Balkanski served on the Compensation Committee until April 2003 when Mr. Wilks replaced him.  The Compensation Committee has the following responsibilities:

•      Review and approve the compensation of PMC’s executive officers

•      Set corporate objectives relevant to executive compensation, and review executive officer performance in light of these objectives

•      Review and approve employment agreements, severance arrangements, and applicable change in control agreements for PMC’s executive officers

•      Review and approve annual evergreen option grants for PMC’s employees

•      Administer, amend and interpret PMC’s equity incentive plans and benefits programs

The committee’s charter is included as Appendix B.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Diller and Mr. Marshall and held two meetings in the 2003 fiscal year.  During the 2003 fiscal year, the Nominating and Corporate Governance Committee was responsible for proposing nominees for election by PMC’s stockholders at the annual meeting and searching for candidates to fill vacancies.  Currently, the Nominating and Corporate Governance Committee has the following responsibilities:

•      Oversee compliance by the Board and its committees with corporate governance aspects of the Sarbanes-Oxley Act and related SEC and Nasdaq rules

•      Determine the criteria for membership on the Board

•      Evaluate director compensation

•      Monitor PMC’s Code of Business Conduct and Ethics

•      Consider questions of possible conflicts of interest of Board members or corporate officers

•      Review and approve, if appropriate, actual and potential conflicts of interest of Board members

In addition, the committee must make recommendations to the entire Board on the following matters:

•      Develop and annually review corporate governance guidelines

•      Review the composition and size of the Board

•      Review and consider any nominees for election to the Board submitted by the stockholders

•      Review the composition of the Board committees and recommend persons to serve as committee members

•      Oversee the creation of new committees and the change in mandate or dissolution of existing committees

The committee’s charter is included as Appendix C.

Other Committees

The Board has also authorized committees consisting of Mr. Bailey and any other director to administer and amend any non-equity benefit plan of PMC or any PMC subsidiary, and to grant stock options to purchase up to 25,000 shares of PMC’s common stock to individuals not subject to Section 16 of the Exchange Act.  The Board has also authorized committees consisting of Mr. Bailey and any two directors to approve capital expenditures.

Consideration of Director Nominees

The nominating and corporate governance committee selects nominees for annual election by the stockholders by first evaluating the board which would result from re-electing directors willing to continue serving on the board.  If the committee requires additional candidates, the directors and senior management suggest potential nominees.  PMC has also paid third party search firms to identify, screen and assist in recruiting potential nominees based on criteria provided by PMC.  The committee, other board members and senior management then meet with candidates so the committee has broad input in evaluating the candidate.  The committee also confirms the candidate’s independence under SEC and Nasdaq rules.  This process may also occur between annual meetings if the committee determines that PMC would benefit from additional directors.

The committee believes that in addition to factors such as the candidate’s integrity, judgment and reputation, PMC’s board benefits from directors who share the following qualities or skills.  The committee has no specific, minimum qualifications that it believes must be met for a position on PMC’s board other than the financial expertise of potential audit committee members and whether at least one audit committee member qualifies as an “audit committee financial expert.”

•      Independence from management (not applicable to PMC’s CEO).

•      Extensive business and industry experience, particularly in the technology sector.

•      Experience as an executive officer of a publicly traded corporation.

•      Experience as a director of a publicly traded corporation.

•      Knowledge about the industries in which PMC’s end user customers participate, or the markets which those customers serve.

•      Absence of potential conflicts of interest.

•      Available time for service as a PMC director in light of the candidate’s other business and professional commitments.

The committee will consider, through the process described above, director candidates recommended by stockholders.  To recommend a candidate stockholders should submit to PMC’s CEO, who will provide it to the committee, an analysis of the candidate’s independence and the factors listed above, and a description of any relationship between the stockholder and candidate.  To be considered for the 2005 annual meeting, suggestions meeting these criteria must be received before January 14, 2005.

SEC rules now require that PMC disclose the source of nominees who were not previously elected by the stockholders.  Mr. Belluzzo, who joined the board in 2003, was recommended by a third-party professional services firm.  Mr. Judge, who is expected to join the board in April 2004, was recommended by Mr. Bailey.

Communications with the Board

Any stockholder who desires to contact our chairman of the board or the other members of our board of directors by writing to: Board of Directors, c/o Corporate Secretary, PMC-Sierra, Inc., 3975 Freedom Circle, Santa Clara, California 95054.  Communications received in writing are distributed to the chairman of the board or the other members of the board as appropriate depending on the facts and circumstances outlined in the communication received.

Code of Business Conduct and Ethics

Before the annual meeting, PMC will adopt a Code of Business Conduct and Ethics that applies to all of our employees, including our Chief Executive Officer, our Chief Financial Officer, and our principal accounting officers.  PMC undertakes to provide any person, without charge, a copy of the Code of Business Conduct and Ethics upon written request to PMC’s Corporate Secretary.

DIRECTOR COMPENSATION

The compensation of non-employee directors is described below.  Directors employed by PMC (currently only Mr. Bailey) do not receive any compensation for their Board activities.

Annual Cash Retainer	$16,000
Per Meeting Cash Payment	$1,000
Initial Stock Option	40,000	shares
Annual Stock Option	40,000	shares
Annual Stock Option for Board Chair and Audit Committee Chair	5,000	shares each

PMC grants a stock option for 40,000 shares when a director joins the Board.  This stock option vests 1/24 per month over two years.  Thereafter, other than in the calendar year a director is first appointed to the Board, upon reelection to the Board at each annual meeting each Board member receives four stock options for 10,000 shares — one on reelection and then one every 90 days thereafter.  These stock options are unvested on their grant date and vest evenly every month until they are fully vested two years after the Board member’s reelection to the Board.  PMC grants Board and Audit Committee Chair stock options upon reelection of the Board member at each annual stockholder meeting.  These options vest monthly over two years from the grant date.  Directors may elect annually not to receive the annual cash retainer and instead to receive a fully vested option, exercisable at fair market value on the date of grant, to purchase a number of shares equal to $48,000 divided by the per share market value on the date of grant.

PMC has agreed to indemnify each director and officer against certain claims and expenses for which the director might be held liable in connection with past or future services to PMC and its subsidiaries.  PMC maintains insurance policies insuring its officers and directors against such liabilities.

EXECUTIVE OFFICERS

The following information about our executive officers is as of March 31, 2004.

Name of Officer	Age	Position
Robert Bailey	46	President, Chief Executive Officer and Director
Gregory Aasen	48	Chief Operating Officer and Chief Technology Officer
Alan Krock	43	Vice President, Finance and Chief Financial Officer
Steffen Perna	46	Vice President and General Manager
Thomas Riordan	47	Vice President and General Manager
Tom Sun	41	Vice President, Asia-Pacific Operations

Mr. Bailey has been a director of PMC since October 1996.  Mr. Bailey has served as PMC’s President and Chief Executive Officer since July 1997.  He also served as Chairman of the Board of Directors from February 2000 until February 2003.

Mr. Bailey served as President, Chief Executive Officer and director of PMC-Sierra, Ltd., PMC’s Canadian operating subsidiary (“LTD”) since December 1993.  Mr. Bailey was employed by AT&T-Microelectronics (now known as Agere Systems) from August 1989 to November 1993, where he served as Vice President and General Manager, and at Texas Instruments in various management positions from June 1979 to August 1989.

Mr. Aasen has served as Chief Operating Officer of PMC since February 1997 and as Chief Technology Officer since January 2003.  Mr. Aasen is a founder of LTD and served as its Chief Operating Officer and Secretary since its formation in June 1992.  He has been a director of LTD since August 1994 and also serves on the Board of Directors of Sierra Wireless, Inc.  Before joining LTD, Mr. Aasen was a General Manager of the Pacific Microelectronics Center, a division of MPR Teltech, Ltd.

Mr. Krock joined PMC in November 2002 as Vice President, Finance and Chief Financial Officer.  He was Vice President and Chief Financial Officer of Integrated Device Technology, Inc. from January 1998 until November 2002, a Vice President from July 1997 until January 1998 and its Corporate Controller from February 1996 to July 1997.  Previously Mr. Krock held management positions at Rohm Corporation and Price Waterhouse, now PricewaterhouseCoopers LLP.

Mr. Perna has served as Vice President and General Manager at PMC since September 1998.  Mr. Perna joined PMC in March 1995 as Vice President of Marketing and Business Development.  Before joining PMC, Mr. Perna was employed for 15 years at Texas Instruments where he was a Director of Marketing in the Semiconductor Group.

Mr. Riordan joined PMC in August 2000 as Vice President and General Manager.  Mr. Riordan served as President and Chief Executive Officer of Quantum Effect Devices from 1991 to 2000, when PMC acquired the company.  Previously Mr. Riordan served in various design and managerial roles, most recently as director of research and development, at MIPS Computer Systems, Inc.

Mr. Sun has served as Vice President, Asia-Pacific Operations at PMC since July 2002.  Mr. Sun joined PMC in 1995 as a product line manager and was promoted to director of marketing in 1999.  Mr. Sun was appointed Vice President and General Manager in 2001.  Prior to joining PMC, Mr. Sun was the manager for the Image Processing Group at MPR Teltech.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 28, 2003, concerning:

•      beneficial ownership of PMC’s common stock by all persons known to PMC to be the beneficial owners of 5% or more of PMC’s common stock;

•      beneficial ownership of PMC’s common stock by all directors, nominees and Named Executive Officers; and

•      beneficial ownership of PMC’s common stock by all directors and executive officers as a group.

Under the rules of the U.S. Securities and Exchange Commission, “beneficial ownership” includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 26, 2004 (60 days after December 28, 2003), through the exercise of any stock option or other right.  Unless otherwise indicated, each person or entity has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.  This information is not indicative of beneficial ownership for any other purpose.

Name	Number of Shares	Approximate Percentage Ownership
FMR Corp.(1)	18,257,319	10.4%
Capital Group International, Inc.(2)	17,035,260	9.7%
Oak Associates, Ltd. (3)	14,727,364	8.4%
Capital Research and Management Company(4)	13,148,740	7.5%
Robert Bailey(5)	3,316,278	1.9%
James Diller(6)	3,032,435	1.7%
Gregory Aasen(7)	2,085,105	1.2%
Steffen Perna(8)	735,391	*
Thomas Riordan(9)	610,874	*
Frank Marshall(10)	358,896	*
Alexandre Balkanski(11)	259,513	*
Alan Krock(12)	125,184	*
Lewis Wilks(13)	84,923	*
William Kurtz(14)	16,875	*
Richard Belluzzo(15)	13,333	*
Jonathan Judge(16)	0	*

All current directors and executive officers as a group (13 persons)(17)	11,096,197	6.1%

*    Less than 1%.

(1)     Based solely on information reported by FMR Corp. (“FMR”) on a Schedule 13G/A filed with the SEC on February 10, 2004.  FMR has sole investment power with respect to all of such shares, sole voting authority with respect to 3,830,079 shares, shared voting power over none of the shares and shared investment power over none of the shares.  The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.  Includes 14,369,340 shares beneficially owned by Fidelity Management & Research Company, an affiliate of FMR.

(2)     Based solely on information reported by Capital Group International, Inc. (“CGII”) on a Schedule 13G/A filed with the SEC on February 13, 2004.  CGII does not have investment power or voting power over any of these shares and disclaims beneficial ownership of the shares.  CGII is the parent holding company of a group of investment management companies that, in the aggregate, hold sole investment power with respect to all of such shares, sole voting authority with respect to 15,124,130 shares, share voting power over none of the shares and shared investment power over none of the shares.  The address of CGII is 11100 Santa Monica Blvd., Los Angeles, CA 90025.

(3)     Based solely on information reported by Oak Associates, Ltd. (“OAL”) on a Schedule 13G filed with the SEC on February 10, 2004.  OAL has shared investment power with respect to all of such shares, sole voting authority with respect to all of such shares, shared voting power over none of the shares and sole investment power over none of the shares.  The address of OAL is 3875 Embassy Parkway, Akron, Ohio 44333.

(4)     Based solely on information reported by Capital Research and Management Company (“CRM”) on a Schedule 13G/A filed with the SEC on February 13, 2004.  CRM has sole investment power with respect to all of such shares, sole voting authority over none of the shares, shared voting power over none of the shares and shared investment power over none of the shares.  The address of CRM is 333 South Hope Street, Los Angeles, California 90071.  Includes 648,070 shares resulting from the assumed conversion of PMC’s convertible subordinated notes maturing on August 15, 2006.  CRM subsequently reported on a Schedule 13G filed with the SEC on April 9, 2004 that it was no longer a beneficial owner of any shares of PMC.

(5)     Includes 196,488 shares held jointly by Robert L. Bailey and Merry L. Bailey, also includes 1,927,297 shares subject to options exercisable within 60 days after December 28, 2003, 2,906 shares issuable pursuant to PMC’s 1991 Employee Stock Purchase Plan within 60 days after December 28, 2003 and 7,780 shares held by Mr. Bailey’s two children.  Also includes 1,181,807 shares issuable upon redemption of LTD Special Shares.

(6)     Includes 1,488,862 shares by James V. Diller and June P. Diller, Trustees of the James V. Diller and June P. Diller Trust UA 07/20/77, also includes 1,085,323 shares subject to options exercisable within 60 days after December 28, 2003, 229,125 shares held by the James V. Diller Annuity Trust (GRAT) and 229,125 shares held by his wife’s separate annuity trust, the June Diller Annuity Trust (GRAT).  Voting and investment control of the shares held by the James V. Diller and June P. Diller Trust UA 07/20/77 is held by James Diller and June Diller.  Voting and investment control of the shares held by the James V. Diller Annuity Trust (GRAT) is held by James Diller, the trustee.  Voting and investment control of the shares held by the June Diller Annuity Trust (GRAT) is held by James  Diller, the trustee.

(7)     Includes 1,480,356 shares subject to options exercisable within 60 days after December 28, 2003, 2,333 shares issuable pursuant to PMC’s 1991 Employee Stock Purchase Plan within 60 days after December 28, 2003, and 23,600 shares held by Mr. Aasen in trusts for his two sons.  Also includes 331,923 shares issuable upon redemption of LTD Special Shares, 101,534 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen’s wife and 63,012 shares issuable upon redemption of LTD Special Shares held by Mr. Aasen’s two sons.

(8)     Includes 728,304 shares subject to options exercisable within 60 days after December 28, 2003 and 2,185 shares issuable pursuant to PMC’s 1991 Employee Stock Purchase Plan within 60 days after December 28, 2003.

(9)     Includes 298,148 shares subject to options exercisable within 60 days after December 28, 2003 and 1,163 shares issuable pursuant to PMC’s 1991 Employee Stock Purchase Plan within 60 days after December 28, 2003.

(10)   Includes 196,604 shares subject to options exercisable within 60 days after December 28, 2003.  Also includes 123,328 shares held by Timark, L.P.  Mr. Marshall is a General Partner of Timark, L.P. and disclaims beneficial ownership except to the extent of his pecuniary interest therein.  Mr. Marshall has voting and investment control over the shares held by Timark, L.P.

(11)   Includes 159,992 shares held by Alexandre Balkanski and Sybilla Balkanski, Trustees of the Balkanski Family Trust 2002 UTD 12/5/02 and 99,521 shares subject to options exercisable within 60 days after December 28, 2003.

(12)   Includes 20,000 shares held by the Krock 2000 Living Trust, also includes 102,556 shares subject to options exercisable within 60 days after December 28, 2003 and 2,628 shares issuable pursuant to PMC’s 1991 Employee Stock Purchase Plan within 60 days after December 28, 2003.

(13)   Includes 84,923 shares subject to options exercisable within 60 days after December 28, 2003.

(14)   Includes 16,875 shares subject to options exercisable within 60 days after December 28, 2003.

(15)   Includes 13,333 shares subject to options exercisable within 60 days after December 28, 2003.

(16)   PMC expects to appoint Mr. Judge to PMC’s Board of Directors prior to the annual meeting.

(17)   Includes 6,467,847 shares subject to options exercisable within 60 days after December 28, 2003 and 12,889 shares issuable pursuant to PMC’s 1991 Employee Stock Purchase Plan within 60 days after December 28, 2003 held by the current executive officers and directors listed above and two executive officers not listed above.  Also includes 1,678,276 shares issuable upon redemption of LTD Special Shares held by two executive officers listed above.  See notes (5) and (7) above.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table provides fiscal 2003 compensation information for the Chief Executive Officer and the four other executive officers of PMC who, based on their salary and bonus compensation, were the most highly compensated in fiscal year 2003 (the “Named Executive Officers”).  The following table also includes options granted to the Named Executive Officers after fiscal year 2003.

Summary Compensation Table

				Long-Term Compensation(1)
		Annual Compensation				Options Granted		All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)(2)		After FY 2003 (#)(3)		Compensation ($)(8)
Robert Bailey	2003	350,000	0	1,630,000		605,112	(5)	666
President and Chief	2002	350,000	0	0		—		641
Executive Officer	2001	350,000	0	1,150,000	(4)	—		698

Alan Krock(9)	2003	225,000	0	400,000		202,556	(6)	211,760	(10)
Vice President of Finance	2002	25,519	0	0		—		1,315	(11)
and Chief Financial Officer

Gregory Aasen	2003	198,769	0	825,000		203,323	(7)	6,540	(12)
Chief Operating Officer	2002	196,392	0	0		—		6,462	(12)
and Chief Technology Officer	2001	210,000	0	525,000	(4)	—		6,857	(12)

Thomas Riordan	2003	200,000	0	375,000		177,556	(6)	37,880	(13)
Vice President and General	2002	200,000	0	0		—		517
Manager	2001	200,000	0	375,000	(4)	—		558

Steffen Perna	2003	188,000	60,000	600,000		252,556	(6)	249
Vice President and General	2002	188,000	0	0		—		159
Manager	2001	188,000	0	470,000	(4)	—		525

(1)     PMC made no restricted stock awards during the period presented.

(2)     All options granted in fiscal year 2003 replaced options cancelled in fiscal year 2002, except for the options granted to Mr. Krock when he joined PMC.

(3)     These shares represent, other than as described in the footnotes, an option granted on December 29, 2003 at an exercise price of $20.13 per share, which vest ¼ one year from the date of grant and 1/48 monthly thereafter.

(4)     These options were cancelled in PMC’s stock option exchange conducted in fiscal year 2002.

(5)     Includes a fully vested option to purchase 5,112 shares of common stock at an exercise price of $0.01 per share, which had an aggregate fair market value of $102,905 on the grant date of December 29, 2003.

(6)     Includes a fully vested option to purchase 2,556 shares of common stock at an exercise price of $0.01 per share, which had an aggregate fair market value of $51,452 on the grant date of December 29, 2003.

(7)     Includes a fully vested option to purchase 3,323 shares of common stock at an exercise price of $0.01 per share, which had an aggregate fair market value of $66,892 on the grant date of December 29, 2003.

(8)     Includes life insurance premiums.

(9)     Mr. Krock joined the Company in November 2002 as Vice President of Finance and Chief Financial Officer.

(10)   Includes $6,762 for matching contributions made by PMC to Mr. Krock’s retirement and $204,466 for relocation expenses for 2002 but paid in 2003.

(11)   Includes $1,276 for matching contributions made by PMC to Mr. Krock’s retirement account.

(12)   Includes $6,110, $6,037 and $6,445 for matching contributions made by PMC to Mr. Aasen’s retirement plan in 2003, 2002 and 2001.

(13)   Includes $32,000 contributed in 2003 to Mr. Riordan’s retirement plan for 2001 and 2002 that had not been paid by the end of 2002, but was paid in 2003 and $5,290 for matching contributions made by PMC to Mr. Riordan’s retirement plan in 2003.

Option Grants In Last Fiscal Year

The following table sets forth each stock option grant made during fiscal year 2003 to each of the Named Executive Officers.  Under the terms of PMC’s 1994 Incentive Stock Plan, the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%($)	10%($)
Robert Bailey	1,630,000	9.4%	5.95	03/31/2013	6,099,335	15,456,911
Alan Krock	400,000	2.3%	4.90	02/12/2013	1,232,633	3,123,735
Gregory Aasen	825,000	4.8%	5.95	03/31/2013	3,087,087	7,823,283
Thomas Riordan	375,000	2.2%	5.95	03/31/2013	1,403,221	3,556,038
Steffen Perna	600,000	3.5%	5.95	03/31/2013	2,245,154	5,689,661

(1)     The listed options were exercisable as to 1/4th of the shares subject to the option at the time of grant and become exercisable as to the remaining shares monthly over four years from the date of grant, except for Mr. Krock’s options.  The options granted to Mr. Krock vested as to 1/4th of the shares on January 31, 2004; thereafter, 1/48 of the total granted vest on the last day of each month.

(2)     PMC granted options to purchase 17,358,848 shares of Common Stock to employees in fiscal 2003.

(3)     The 5% and 10% assumed annualized rates of compound stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent PMC’s estimate or a projection by PMC of future Common Stock prices.

Aggregated Option Exercises In Last Fiscal Year And
Fiscal Year-End Option Values

The following table shows aggregate exercises of options to purchase PMC’s common stock in fiscal 2003 by the Named Executive Officers.

Name	Shares Acquired on Exercise(1)	Value Realized(2)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)(3)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(4)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert Bailey	253,942	$3,893,337	1,871,249	1,018,751	16,907,884	13,814,264
Alan Krock	3,336	$19,983	0	400,000	0	5,844,000
Gregory Aasen	98,899	$1,203,055	1,451,252	515,625	14,571,463	6,991,875
Thomas Riordan	33,305	$523,443	283,874	234,376	4,397,500	3,178,139
Steffen Perna	319,476	$3,924,351	707,000	375,000	7,909,046	5,085,000

(1)     Includes shares purchased pursuant to PMC’s Employee Stock Purchase Plan.

(2)     Market value of underlying securities at exercise date, minus the exercise price.

(3)     Does not include outstanding LTD Special Shares redeemable for shares of common stock of PMC.  Includes options that are not “in-the-money” (the exercise price equals or exceeds $19.51, the closing market price for a share of PMC common stock on December 26, 2003, the last trading day of fiscal year 2003).

(4)     Market value underlying securities at year-end, minus the exercise price.  At December 26, 2003, the last trading day of fiscal year 2003, the closing market price for a share of PMC’s common stock was $19.51.

Ten-Year Option Repricings

On September 26, 2002, holders of PMC stock options cancelled 19,269,960 stock options with exercise prices at or above $8.00 per share, in exchange for new options to be granted at least six months and one day after the cancellation.  Cancelled options with an exercise price of less than $60.00 were to be replaced with an option to purchase the same number of shares.  Cancelled options with an exercise price of $60.00 or more were to be replaced with one share for each four cancelled shares.  In exchange for these cancelled options, PMC granted 16,656,723 new options on March 31, 2003 at an exercise price of $5.95, the market price at the time of the repricing.

PMC’s executive officers participated in the option exchange and tendered stock options and received the number of stock options listed below.  The new stock options vested 25% on their grant date, with the balance vesting on a monthly basis over the following 48 months.  The old stock options, if outstanding on the grant date, would have been approximately 54% vested, with the remainder vesting on a monthly basis over the following 24 to 33 months.  The new options expire on March 31, 2013.

The following table sets forth information concerning the grant of new options on March 31, 2003 to the executive officers in connection with the stock option exchange program.  Other than the grant of these new options, no other repricings have occurred during the last ten years.

Name	Number of Securities Underlying Options Repriced(1)	Exercise Price at Time of Repricing($)	New Exercise Price(2)	Length of Original Option Term Remaining at Date of Repricing
Robert Bailey	480,000	52.375	5.95	6 years, 8 months
	400,000	19.87	5.95	8 years
	750,000	18.26	5.95	8 years, 8 months

Gregory Aasen	300,000	52.375	5.95	6 years, 8 months
	225,000	19.87	5.95	8 years
	300,000	18.26	5.95	8 years, 8 months

Thomas Riordan	150,000	19.87	5.95	8 years
	225,000	18.26	5.95	8 years, 8 months

Steffen Perna	150,000	52.375	5.95	6 years, 8 months
	100,000	19.87	5.95	8 years
	350,000	18.26	5.95	8 years, 8 months

Tom Sun	24,000	52.375	5.95	6 years, 8 months
	75,000	19.87	5.95	8 years
	150,000	18.26	5.95	8 years, 8 months

(1)   The market price of PMC common stock on the date of cancellation, on September 26, 2002, was $4.13 per share.

(2)   The exercise price of the new options equaled the market price of the underlying PMC common stock at the time of repricing.

Employment Agreements

PMC’s executive officers each have entered into employment agreements with PMC.  Under the terms of the employment agreements, upon a termination without cause as defined in the employment agreements (if no change of control as defined in the employment agreements is reasonably expected within the next 60 days or has occurred in the past two years) the executive officers are entitled to receive their base salary and accrued vacation through the date of termination.

If the officers are terminated without cause or constructively terminated as defined in the employment agreements and a change of control is reasonably expected to occur within 60 days of the termination or has occurred within the past two years, then the officers are entitled to the following benefits:  (1) their base salary through the date of termination; (2) a lump-sum payment equal to four percent of their current base salary for each full month they were employed with PMC, provided that the total payment shall not exceed two times their current base salary; (3) a lump-sum payment equal to two percent of their prior year’s bonus for each full month they were employed with PMC; and (4) all accrued vacation through the date of termination.  In addition, the executive officers are entitled to execute consulting agreements with PMC that would require them to provide service to PMC during each calendar quarter and maintain the confidentiality of PMC’s trade secrets.  While they serve as consultants to PMC, their stock options would continue to vest and be exercisable until 30 days after all their options have vested.  Each of Mr. Bailey and Mr. Krock also has the right to receive the payments and benefits under (1) and (4) above, if on the first anniversary of a change of control they are still employed by PMC or its successor.  In addition, each of Mr. Bailey and Mr. Krock are entitled to terminate their employment and become a consultant to PMC or its successor on these terms if on the first anniversary of a change of control of PMC, he is an employee of PMC.

Under the terms of the employment agreements, “cause” means (i) gross dereliction of duties which continues after at least two notices, each 30 days apart, from the Chief Executive Officer (or in the case of the Chief Executive Officer, from a director designated by a majority of the Board), specifying in reasonable detail the tasks which must be accomplished and a timeline for their accomplishment to avoid termination for Cause; (ii) willful and gross misconduct which injures PMC; (iii) willful and material violation of laws applicable to PMC; or (iv) embezzlement or theft of PMC property.  “Change of control” under the employment agreements means the occurrence of any of the following events:

(1)   any “person” or “group” as such terms are defined under Sections 13 and 14 of the Exchange Act (other than PMC, a subsidiary of PMC, or a PMC employee benefit plan) is or becomes the “beneficial owner” (as defined in Exchange Act Rule 13d-3), directly or indirectly, of PMC securities representing 50% or more of the combined voting power of PMC’s then outstanding securities;

(2)   the closing of (a) the sale of all or substantially all of the assets of PMC if the holders of PMC securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of all entities which acquire such assets, or (b) the merger of PMC with or into another corporation if the holders of PMC securities representing all voting power for the election of directors before the transaction hold less than a majority of the total voting power for the election of directors of the surviving entity;

(3)   the issuance of securities which would give a person or group beneficial ownership of PMC securities representing 50% or more of all voting power for the election of directors; or

(4)   a change in the Board such that the incumbent directors and nominees of the incumbent directors are no longer a majority of the total number of directors.

“Constructive termination” under the employment agreements means (i) a material reduction in Executive’s Base Salary, target bonus or benefits; (ii) a material reduction in title, authority, status, obligations or responsibilities; or (iii) the requirement that Executive relocate more than 100 miles from the current PMC headquarters.

PMC as a matter of policy does not pay its executive officers cash severance exceeding 2.99 times the individual’s salary plus bonus in the preceding year.  PMC’s only severance agreements with its executives, as described above, require PMC to pay executives cash severance if PMC is acquired by another company which then terminates the executive without cause.  PMC intends that these payments will not exceed PMC’s salary plus bonus severance policy limit.  Under no circumstances do agreements in place with executive officers provide for the acceleration of vesting of stock options in the event of termination.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Diller and Mr. Wilks.  Mr. Diller served as PMC’s Chief Executive Officer from 1983 to 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires PMC’s executive officers and directors, and persons who own more than 10% of PMC’s common stock, to file reports regarding ownership of, and transactions in, PMC’s securities with the Securities and Exchange Commission and to provide PMC with copies of those filings.  Based solely on its review of the copies of such forms received by PMC, or written representations from certain reporting persons, PMC believes that during fiscal year 2003, each of the reporting persons complied with all applicable Section 16(a) filing requirements.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report summarizes the principles and other factors considered by the Compensation Committee in determining executive compensation.

Compensation Philosophy.  Under the Committee’s supervision, PMC has implemented compensation policies, plans and programs to achieve the following objectives:

•      attract, retain and motivate talented executive officers

•      provide them with cash bonus opportunities linked to achievement of business objectives and individual performance goals

•      align the financial interests of executive officers with those of stockholders by providing executive officers with an equity stake in PMC.

Elements of Compensation.  Executive officer compensation consists of a base salary, quarterly bonuses and stock options.  Potential cash bonuses depend on achieving corporate objectives and enhancing stockholder value.  Stock option grants depend on personal and corporate performance and the retention value of the officer’s unvested options.  Each fiscal year the Chief Executive Officer submits for Committee review and approval an annual plan for base salary and quarterly bonuses for PMC’s executive officers (other than the CEO).

The Committee considers the total earned or potentially available compensation of each executive officer in establishing each element of the officer’s compensation.  The Committee compares total compensation and elements of compensation to companies in the semiconductor industry that have revenues comparable to PMC’s revenues, or that compete with PMC for executive talent irrespective of revenue level.

Cash Compensation.  PMC generally sets base salaries below amounts paid to senior managers with comparable qualifications, experience and responsibilities at comparable companies in order to emphasize quarterly and longer-term incentive compensation.  Base salaries are determined in light of industry and peer group surveys, compensation for the executives as a group, individual position and responsibilities, the individual’s total compensation in the prior year and PMC’s plan for the current fiscal year.  PMC did not increase base salaries in 2003.

Each executive officer is also eligible to receive a quarterly cash bonus equal to a percentage of PMC’s pre-tax profits for the quarter.  The Committee determines each officer’s annual percentage of profits based on the individual’s past and expected future contributions to PMC.  With the exception of Steffen Perna, who received a $60,000 cash bonus, PMC did not pay cash bonuses to executive officers in 2003.

Stock Options.  During each fiscal year, the Committee considers whether to grant executive officers long-term equity incentives such as stock options.  The Committee believes stock option grants encourage the achievement of superior results over time and align employee and stockholder interests.  The Committee reviews recommended awards, taking into account scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of the senior management group.

In fiscal 2003, in exchange for options cancelled in 2002, PMC granted to executive officers options to purchase 4,179,000 shares exercisable at $5.95 per share.  The new options vested as to 25% of the shares on grant and vest as to the remaining shares monthly over four years from the date of grant.

Alan Krock joined PMC in November 2002 and received in fiscal year 2003 an option to purchase 400,000 shares at an exercise price of $4.90 per share.  Mr. Krock’s option vested as to 25% of the shares on January 31, 2004 and vests as to 1/48 of the shares on the last day of each month thereafter.

After the end of fiscal 2003, PMC granted to executive officers options to purchase 1,700,000 shares exercisable at $20.13 per share, which options vest over four years, and fully vested options to purchase 21,726 shares exercisable at $0.01 per share.

Chief Executive Officer Compensation.  The Committee determines the CEO’s total cash compensation based on similar competitive compensation data as that used for other executive officers, the Committee’s assessment of his past performance and the Committee’s expectations as to his future contributions to PMC.  In fiscal 2003, PMC did not change the CEO’s base salary or pay him a cash bonus.  In connection with the fiscal 2002 option exchange, the CEO gave up options to buy 1,630,000 shares and PMC granted a stock option to its CEO to purchase 1,630,000 shares of Common Stock exercisable at $5.95 per share.  The Committee believes that option exchange will help PMC retain its CEO, as the vesting period of the options was extended by the exchange.  After the end of fiscal 2003, PMC granted its CEO a fully vested option to purchase 5,112 shares exercisable at $0.01 per share and an option to purchase 600,000 shares exercisable at $20.13 per share.

Respectfully submitted by:

James Diller
Lewis Wilks

COMPENSATION COMMITTEE REPORT ON THE STOCK OPTION EXCHANGE PROGRAM

During 2003, the Board granted options in exchange for options that had been cancelled in 2002 under a stock option exchange program.  In the third quarter of 2002, PMC offered a voluntary exchange of stock options to employees holding options with exercise prices at or above $8.00 per share and granted from December 1, 1999 through December 31, 2001; a total of 19,269,960 options were cancelled.  All executive officers, other than Mr. Krock, accepted the offer to exchange eligible stock options.  A total of 16,656,723 replacement options were granted on March 31, 2003 and have an exercise price equal to the market price per share of the stock on that date, or $5.95.  The new stock options vested 25% on their grant date, with the remainder vesting on a monthly basis over the following 48 months.  The old stock options, if outstanding on the grant date, would have been approximately 54% vested, with the remainder vesting on a monthly basis over the following 24 to 33 months.  By extending the vesting period of the new options, the Committee believes that the exchange will assist with employee retention.  The new options expire on March 31, 2013.

Like many other companies in the technology industry, PMC’s stock price declined significantly in 2001 and 2002.  As a result, a significant percentage of PMC’s outstanding stock options had exercise prices significantly higher than the trading range of PMC’s common stock.  This meant that many of PMC’s stock options were no longer incentives to motivate and retain employees while the potential dilution from outstanding options could have adversely affected PMC’s market capitalization.

The Committee recommended the exchange offer to the board because the Committee is philosophically committed to the concept of employees, including executive officers, as owners and saw the exchange offer as an opportunity to motivate PMC’s workforce to create future stockholder value and to act as an incentive to retain PMC’s workforce.  The Committee believed that the exchange offer would benefit stockholders by decreasing the number of options outstanding and providing additional employee retention incentives through additional vesting.

Respectfully submitted by:

James Diller
Lewis Wilks

STOCK PRICE PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder returns for PMC, the Nasdaq National Market, the line-of-business index for semiconductors and related devices (SIC code 3674) published by Media General Financial Services, and the S&P 500 Index.  The graph assumes the investment of $100 on January 1, 1999.  The performance shown is not necessarily indicative of future performance.

Comparison of 5-Year Cumulative Total Return*
Among PMC-Sierra, Inc.,
S&P 500 Index and SIC Code Index

*      The total return on each of these investments assumes the reinvestment of dividends, although cash dividends have   never been paid on PMC’s common stock.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed PMC’s audited consolidated financial statements and discussed them with management.  The Audit Committee has discussed with Deloitte & Touche LLP, PMC’s independent auditors during the 2003 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

Based on this review, the Audit Committee recommended to the Board that PMC’s audited consolidated financial statements be included in PMC’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or the Exchange Act, except to the extent that PMC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Members:

William Kurtz, Chair
Richard Belluzzo
Lewis Wilks

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has retained Deloitte & Touche LLP as PMC’s independent auditors to audit its consolidated financial statements for the 2004 fiscal year.  During the 2003 fiscal year, Deloitte & Touche LLP served as PMC’s independent auditors and also provided certain tax and other audit-related services.  Although PMC is not required to seek stockholder ratification of this appointment, the Board believes it to be sound corporate practice to do so.  If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and reconsider the appointment.  Representatives of Deloitte & Touche LLP are expected to attend the annual meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Fees Incurred by PMC for Deloitte & Touche LLP

The following table shows the fees paid or accrued by PMC for the audit and other services provided by Deloitte & Touche LLP for fiscal year 2003 and fiscal year 2002.

	2003	2002
Audit Fees (1)	$295,702	$258,733
Audit-Related Fees (2)	45,375	59,621
Tax Fees (3)	557,280	435,979
Total	$898,357	$754,333

(1)   Audit fees billed by Deloitte & Touche LLP for review of PMC’s annual financial statements and those financial statements included in PMC’s quarterly reports on Form 10-Q and annual report on Form 10-K.

(2)   Audit-related fees consisted primarily of (i) assistance with various regulatory filings; and (ii) audits of certain subsidiary companies.

(3)   For fiscal year 2003, tax fees principally included tax compliance fees of $298,823 and the balance related to tax consulting and planning.  For fiscal year 2002, tax fees principally included tax compliance fees of $307,000 and the balance related to tax consulting and planning.

The Audit Committee must approve all audit related and permitted non-audit services law to be performed by PMC’s independent auditors prior to the commencement of such services.  The Audit Committee concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Recommendation

PMC’s Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte &Touche LLP as PMC’s independent auditors.

Vote Required

The affirmative vote of a majority of the votes cast is required to confirm the appointment of Deloitte & Touche LLP as independent auditors of PMC for the 2004 fiscal year.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:    Why am I receiving these materials?

A:    PMC’s Board of Directors is providing these proxy materials to you in connection with PMC’s annual meeting of stockholders, which will take place on May 14, 2004.  Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:    What information is contained in these materials?

A:    The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information.  PMC’s 2003 Annual Report on Form 10-K, Proxy Card and return envelope are also enclosed.

Q:    What proposals will be voted on at the annual meeting?

A:    There are two proposals scheduled to be voted on at the annual meeting:

•      the election of directors for a one-year term; and

•      the ratification of the appointment of Deloitte & Touche as PMC’s independent auditors.

Q:    What is the Board’s voting recommendation?

A:    PMC’s Board recommends that you vote your shares “FOR” each of the nominees to the Board and “FOR” the ratification of the appointment of Deloitte & Touche as PMC’s independent auditors.

Q:    Which of my shares can be voted?

A:    You can vote all shares you owned as of the close of business on March 15, 2004 (the “Record Date”).  These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:    Most stockholders of PMC hold their shares through a stockbroker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with PMC’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares.  As the stockholder of record, you have the right to grant your voting proxy directly to PMC or to vote in person at the annual meeting.  PMC has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting.  Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:    How can I vote my shares in person at the annual meeting?

A:    Shares held directly in your name as the stockholder of record may be voted in person

Q&A-1

at the annual meeting.  If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, PMC recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting.  Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:    How can I vote my shares without attending the annual meeting?

A:    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting.  You may vote by granting a proxy for those shares you hold directly as the stockholder of record or, for shares held in street name, by submitting voting instructions to your broker or nominee using the voting instruction card provided by your broker or nominee.

Q:    Can I change my vote?

A:    You may change your proxy instructions at any time prior to the vote at the annual meeting.  For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person.  Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:    How are votes counted?

A:    In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”.  If you “ABSTAIN”, it has the same effect as a vote “AGAINST”.  If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:    What is the voting requirement to approve each of the proposals?

A:    The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors.  All other proposals require the affirmative “FOR” vote of a majority of those shares present and entitled to vote.  If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in “What is the quorum requirement for the annual meeting?”  In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:    It means your shares are registered differently or are in more than one account.  Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    Where can I find the voting results of the annual meeting?

A:    PMC will announce preliminary voting results at the annual meeting and publish final results in PMC’s quarterly report on Form 10-Q for the second quarter of fiscal year 2004.

Q:    What happens if additional proposals are presented at the annual meeting?

A:    Other than the two proposals described in this proxy statement, PMC does not expect any matters to be presented for a vote at the annual meeting.  If you grant a proxy, the persons named as proxy holders, Robert Bailey, PMC’s President and Chief Executive officer, Alan Krock, PMC’s Vice President of Finance and Chief Financial Officer, and Glen Kayll, PMC’s

Q&A-2

Treasurer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.  If for any unforeseen reason any of PMC’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:    What class of shares is entitled to be voted?

A:    Each share of PMC’s common stock outstanding as of the close of business on March 15, 2004, the Record Date, is entitled to one vote at the annual meeting.  In addition, since cumulative voting applies to PMC’s common stock in the election of directors, if any stockholder at the meeting and prior to the voting gives notice of the stockholder’s intention to cumulate votes for the election of directors, then every stockholder, or the stockholder’s proxy, who is entitled to vote upon the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than eight nominees.  On the Record Date, PMC had approximately 176,463,166 shares of common stock issued and outstanding.

Q:    What is the quorum requirement for the annual meeting?

A:    The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted as of the Record Date.  The shares may be present in person or represented by proxy at the annual meeting.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.  Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted.  Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting.  Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:    Who will count the vote?

A:    A representative of Georgeson Shareholder Communications Inc. will tabulate the votes and act as the Inspector of Elections.

Q:    Is my vote confidential?

A:    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within PMC or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board.  Occasionally, stockholders provide written comments on their proxy card which are then forwarded to PMC’s management.

Q:    Who will bear the cost of soliciting votes for the annual meeting?

A:    PMC will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by PMC’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.  PMC has retained the services of Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries.  PMC estimates that it will pay Georgeson Shareholder Communications Inc. a fee of $12,500 for its services.

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In addition, PMC may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:    May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:    You may submit proposals or nominate directors for consideration at future annual stockholder meetings.

Any stockholder who wants to make a proposal or director nomination that is not included in PMC’s proxy statement for that annual meeting, must deliver written notice to PMC’s corporate secretary at least 120 days before the one-year anniversary of the previous year’s annual meeting (in the case of the 2005 annual meeting this date is January 14, 2005).  This notice must contain the information specified in PMC’s bylaws regarding the matters proposed to be brought before the annual meeting and the stockholder proposing such matters.  Such proposals will also need to comply with the U.S. Securities and Exchange Commission’s regulations regarding the inclusion of stockholder proposals in PMC-sponsored proxy materials.  If the date of next year’s annual meeting is more than 30 days after the one-year anniversary of this year’s annual meeting, then the deadline will be changed.

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APPENDIX A

AUDIT COMMITTEE CHARTER

(as revised March 3, 2004)

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of PMC-Sierra, Inc (Company).  The Audit Committee of the Board (the Committee) shall review and reassess this charter at least annually and recommend any proposed changes to the Board for approval.

1.     Role, Organization and Authority

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of PMC. It may also have such other duties as may from time to time be assigned to it by the Board.  The Committee shall maintain free and open communication with the independent auditors and Company management.

The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment, who meet the independence requirements of the Nasdaq Stock Market (Nasdaq) and the Securities and Exchange Commission (SEC) and meet the financial literacy requirements for serving on audit committees.  At least one member shall be designated by the Board as the “audit committee financial expert” as defined by Nasdaq and SEC.

The Committee is empowered to investigate any matter relating to PMC’s accounting, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel.  The Committee has the authority to engage and determine funding for independent counsel and other advisors, as it deems necessary to carry out its duties.

One member of the Committee shall be appointed as chair.  The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board.  The chair will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

The Committee shall meet at least six times a year, or more frequently as the Committee considers necessary.  At least once each year the Committee shall have separate private meetings with the independent auditors and management.

2.     Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.  The Committee shall be responsible for:

•      Appointing, compensating, retaining and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditors shall report directly to the Committee.

•      Pre-approving any audit and permitted non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

•      Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and PMC, consistent with Independence Standards Board Standard Number 1.  The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

•      Reviewing the audited financial statements and any report rendered by the independent auditors and discussing them with management and the independent auditors.  These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of PMC’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate.  Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of PMC’s audited financial statements in PMC’s Annual Report on Form 10-K.

•      Reviewing and discussing reports from the independent auditors on all critical accounting policies and practices used by PMC, alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

•      Issuing annually a report to be included in PMC’s proxy statement as required by the rules of the SEC.

•      Discussing with a representative of management and the independent auditors any issues arising from the independent auditors review of the quarterly financial statements prior to the filing of PMC’s Quarterly Report on Form 10-Q.

•      Reviewing with management and the independent auditor management’s report on internal controls, and the independent auditor’s attestation and report on management’s assertions, as required by Section 404 of the Sarbanes-Oxley Act.

•      Discussing with management and the independent auditors the quality and adequacy of, and compliance with, PMC’s internal controls.

•      Discussing with management and/or PMC’s general counsel any legal matters (including the status of pending litigation) that may have a material impact on PMC’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

•      Receiving, retaining and treating complaints received by PMC regarding accounting, internal accounting controls or auditing matters and investigating any confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

•      In connection with each periodic report of PMC, reviewing and discussing with management, as appropriate:

•      management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act.

•      the contents of the Chief Executive Officer and Chief Financial Officer certificates to be filed under Section 302 and 906 of the Sarbanes-Oxley Act.

•      Reviewing any report, by an attorney representing PMC, of a material violation of securities law, material breach of fiduciary duty, or similar violation of U.S. federal or state law as PMC’s Qualified Legal Compliance Committee.

•      Reviewing policies and procedures with respect to transactions between PMC and officers and directors or their affiliates (Related Party Transactions) and approving any proposed Related Party Transactions.

•      Monitor the appropriate standards adopted as a code of conduct and ethics for PMC and review compliance with such standards.

The Committee’s job is one of oversight.  Management is responsible for the preparation of PMC’s financial statements and the independent auditors are responsible for auditing those financial statements.  The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding PMC’s accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by PMC to its stockholders and others.

APPENDIX B

COMPENSATION COMMITTEE CHARTER

MEMBERSHIP AND ORGANIZATION

The Committee shall consist of no fewer than two members.  The members of the Committee shall be independent of the Company and its affiliates, and shall otherwise be deemed “Independent Directors” under the following requirements or definitions:

•      Independence requirements of the listing standards of The Nasdaq National Market

•      “Non-employee director” definition of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934

•      “Outside director” definition of Section 162(m) of the Internal Revenue Code of 1986

RESPONSIBILITIES AND AUTHORITY

The Board has delegated to the Committee the following authority:

•      Annually review and approve the compensation of the executive officers and, when considered appropriate by the Committee, other key employees and consultants.

•      Set specific corporate objectives relevant to executive compensation, and review executive officer performance in light of these objectives

•      Review and approve employment agreements, severance arrangements, and applicable change in control agreements/provisions for the executive officers

•      Act as Administrator of the Company’s equity incentive plans and benefits programs, with authority to adopt or modify plans

•      Produce a report on executive compensation for inclusion in the Company’s annual proxy statement

•      Annually review the performance of the Committee

•      Assess the adequacy of this Charter annually and recommend changes to the Board

SUBCOMMITTEES AND ADVISORS

The Committee may delegate the above responsibilities to subcommittees when appropriate.  The Committee has the authority to retain consultants on behalf of the Company to assist in its evaluation of compensation.  The Committee shall also have authority to obtain advice and assistance from legal counsel, accountants or other advisors, as required.

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MEETINGS

The Committee shall elect its own Chair and establish its own procedures.  The Committee will meet regularly.  Special meetings may be convened as required.  The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the Board meetings.  The Committee, or its Chair, shall report to the Board on the results of these meetings.

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APPENDIX C

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

AS OF OCTOBER 28, 2003

MEMBERSHIP AND ORGANIZATION

The Committee will consist of no fewer than two members.  Each member of the Committee shall meet the independence requirements of the listing standings of the Nasdaq National Market

RESPONSIBILITIES AND AUTHORITY

The Board has delegated to the Committee the following authority:

•      Identify, consider and recommend nominees for election to the Board at the annual meeting of stockholders or to fill new positions or vacancies on the Board

•      Oversee compliance by the Board and its committees with applicable laws and regulations, including the Nasdaq listing standards and SEC regulations

•      Determine the criteria for membership on the Board

•      Evaluate director compensation, consulting with outside consultants and the Human Resources department when appropriate

•      Monitor the Company’s Code of Business Conduct and Ethics

•      Consider questions of possible conflicts of interest of Board members or corporate officers

•      Review and approve, if appropriate, actual and potential conflicts of interest of Board members and corporate officers

The Board has given the Committee the following responsibilities, with action items to be recommended to the entire Board:

•      Develop and annually review corporate governance guidelines

•      Review the composition and size of the Board

•      Review and consider any nominees for election to the Board submitted by the stockholders

•      Review the composition of the Board committees and recommend persons to serve as committee members

•      Oversee the creation of new committees and the change in mandate or dissolution of existing committees

•      Assess the adequacy of this Charter annually and revise as required

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SUBCOMMITTEES AND ADVISORS

The Committee may form and delegate the above responsibilities to subcommittees when appropriate.  The Committee has the authority to retain search firms on behalf of the Company to assist in the identification of candidates for the Board.  The Committee also has the authority to obtain advice and assistance from legal counsel, accountants or other advisors, as required.

MEETINGS

The Committee shall elect its own Chair and establish its own procedures.  The Committee will meet regularly.  Special meetings may be convened as required.  The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the Board meetings.  The Committee, or its Chair, shall report to the Board on the results of these meetings.

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